EXHIBIT 10(d)


                           FIRST AMENDMENT TO LICENSE
                        AGREEMENT DATED FEBRUARY 1, 1997
                     BETWEEN TOMMY HILFIGER LICENSING, INC.
                         AND TOMMY HILFIGER EUROPE B.V.



      AGREEMENT entered into this 1st day of December, 1997, by and between TOMMY HILFIGER LICENSING, INC., having an address at 913 N. Market Street, Wilmington, Delaware 19801 (hereinafter referred to as "Licensor") and TOMMY HILFIGER EUROPE B.V., having its offices at Atlanta Building, Stadhouderskade 6, 1054 ES Amsterdam, The Netherlands (hereinafter referred to as "Licensee").

                        W I T N E S S E T H :

      WHEREAS, Tommy Hilfiger Licensing, Inc. and Pepe Jeans London Corporation ("PLJC"), entered into a license agreement dated February 1, 1997 ("License Agreement"), which License Agreement was, on June 1, 1997, was assigned by PLJC to Tommy Hilfiger Europe B.V.; and

      WHEREAS, the parties have agreed to the amendments to said agreement contained herein;

      NOW, THEREFORE, the parties hereto, in consideration of the mutual agreements herein contained and promises herein expressed, and for other good consideration acknowledged by each of them to be satisfactory and adequate, do hereby agree as follows:

      1. Unless otherwise specified herein, all capitalized terms used herein shall have the meanings ascribed to them in the License Agreement.

      2. Paragraph 8.9 of the License Agreement shall be deleted in its entirety and in lieu of the following is added:

           "8.9  MANUFACTURE OF LICENSED PRODUCTS.

                (a) Simultaneous to executing this Agreement, Licensee shall execute and abide by the Certification in the form as attached hereto as Exhibit H, and shall execute and abide by all Certifications provided by Licensor from time to time.

                (b) Licensee shall not utilize any factory (whether operated by Licensee or by Licensees manufacturers' contractors) in the manufacture of

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                    Licensed Products unless (i) it has been inspected and
                    approved, in writing, by an authorized employee or agent of Licensee; and (ii) Licensee has obtained and provided to Licensor, the signature of an authorized representative from each of its manufacturers and each of such manufacturer's contractors (if any) used in the production of the Licensed Products hereunder on a Third Party Manufacturing Agreement in the form as attached hereto as Exhibit D or such other form as may be provided by Licensor from time to time. Licensee shall further obtain and provide to Licensor the signature of an authorized representative from each of Licensee's or Licensee's manufacturer's suppliers of fabric, trim or any other product used in the manufacture of the Licensed Products on a Certification in the same form as that which is attached hereto and hereafter referred to as Exhibit H, or such other form which is provided by Licensor from time to time. Licensee shall provide a copy of each such executed Agreement and Certification to Licensor within thirty (30) days from the date of execution.

               (c) All Licensed Products manufactured in the United States (whether by Licensee, by Licensee's manufacturer or by manufacturers' contractors) shall be in compliance with all applicable requirements of Sections 6, 7, and 12 of the Fair Labor Standards Act, as amended, and all regulations and orders of the United States Department of Labor under
                    Section 14 thereof, and applicable state and local laws pertaining to child labor, minimum wage and overtime compensation, and, if the merchandise is manufactured outside the United States, it will be manufactured in compliance with the wage, overtime compensation, benefits, hour, hiring and employment, workplace conditions and safety, environmental, collective bargaining, freedom of association laws of the country of manufacture and without the use of child (persons under the age of fifteen or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, bonded, forced or slave labor.

               (d) Licensee shall have in effect (or will promptly develop), to the satisfaction of Licensor, a program of monitoring Licensee's manufacturers and such manufacturer's contractors and suppliers for compliance with the requirements of
                    Article 8.9(c) above.

               (e) Licensee will require that commercial invoices which accompany all Licensed Products manufactured on Licensee's behalf include the following language (either pre-printed or "stamped"):

                          "We hereby certify that the merchandise (including

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                          components thereof) covered by this shipment was
                          manufactured in compliance with (1) all applicable requirements of Sections 6, 7, and 12 of the Fair Labor Standards Act, as amended and all regulations and orders of the United States Department of Labor under Section 14 thereof, and applicable state and local laws pertaining to child labor, minimum wage and overtime compensation, and, (2) if the merchandise was manufactured outside the United States, it was manufactured in compliance with all of the applicable requirements of the wage, benefits, hour, hiring and employment, workplace conditions and safety, environmental, collective bargaining, freedom of association, laws of the country of manufacture and without the use of child (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, bonded, forced or slave labor. We further certify that we have in effect a program of monitoring our manufacturers and suppliers and other designated contract facilities which manufacture Tommy Hilfiger [Registered Mark] brand merchandise to ensure their compliance with the Fair Labor Standards Act and all state, local and foreign laws pertaining to wages, overtime compensation, benefits, hours, hiring and employment, workplace conditions and safety, environ-mental, collective bargaining, freedom of association and that their products or and the components thereof are made without the use of child (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, bonded, forced or slave labor. We also certify that upon importation (if applicable) this shipment is in compliance with all laws applicable to the designation of country of origin and is being shipped under legally issued and valid export license or visa."

               (f) In order to maintain Licensor's high standard of quality control and to insure that appropriate measures are taken against counterfeiting, Licensee shall provide notice to Licensor, on a quarterly basis, including all of the following information: (i) name and address of each manufacturer; (ii) type of Licensed Products manufactured by such manufacturer; (iii) quantity of Licensed Products to be manufactured; and (iv) any other relevant information.

               (g) In the event Licensee has knowledge of, has reason to believe, or should have reason to know that any manufacturer, any of the manufacturer's contractors or suppliers used by Licensee is in

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                    breach of the Certification or Third Party Manufacturing
                    Agreement, as the case may be, Licensee shall immediately notify Licensor and Licensee shall, at its sole expense, take immediate action to rectify such breach, including, where Licensor deems it necessary, immediate termination of its relationship with such manufacturer. If Licensee fails to take immediate action or such action is not successful, Licensee shall assign its rights to proceed against such manufacturer to Licensor and Licensor shall, at Licensee's expense, have the right to pursue all available remedies to protect its rights. Notwithstanding the foregoing, Licensee acknowledges that it shall remain primarily liable and completely obligated under all of the provisions of this Agreement in respect of the production of Licensed Products hereunder.

               (h) Licensee shall not utilize or permit any of its manufacturers, each of such manufacturer's contractors or suppliers used in the manufacture of Licensed Products to utilize in the manufacture or treatment of any of the Licensed Products (including the components thereof) manufactured hereunder any AZO dyes that can be split into any of the following amines:

                                                            CAS #

                         4-Aminobiphenyl                   92-67-1
                         Benzidine                         92-87-5
                         4-Chloro-o-toluidine              95-69-2
                         2-Naphthylamin                    91-59-8
                         o-Aminoazotoluol                  97-56-3
                         2-amino-4-nitrotoluol             99-55-8
                         Chloroaniline                    106-47-8
                         2,4-Diaminoanisole               615-05-4
                         4,4'-Diaminodiphenylmethane      101-77-9
                         3,3'-Dichlorbenzidin              91-94-1
                         3,3'-Dimethoxybenzidine          119-90-4
                         3,3'-Dimethylbenzidine           119-93-7
                         3,3'-Dimethyl-                   838-88-0
                         4,4'diaminodiphenylmethane
                         p-Kresidin                       120-71-8
                         4,4'Methylen-bis-(2-chloranilin) 101-14-4
                         4,4'Oxydianiline                 101-80-4
                         4,4'Thiodianiline                139-65-1
                         o-Toluidine                       95-53-4
                         2,4-Toluylenediamine              95-80-7
                         2,4,5-Trimethylaniline           137-17-7
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               (i)  Licensee's use or any of Licensee's manufacturers and each of such manufacturers' contractors and suppliers' use of the following chemicals in connection with the manufacturer or treatment of any of the Licensed Products (including the components thereof) manufactured hereunder, shall be in accordance with the following standards or further standards Licensor may designate from time to time:

                    (i) Formaldehyde: Must be less than 300 p.p.m. when tested in by the Acetylacetone method in accordance with Japanese law 112.

                    (ii) Pentachlorophenol (Pesticides): Must be less than 5
                         p.p.m.

              and;  (iii)Nickel: In the event any metal parts of a garment or other merchandise coming into contact with the skin, contain nickel in excess of 0.5 micrograms per square centimeter/week, Company must be so notified and special warning labels need to be attached to the garment."

      3. Paragraph 8.11 of the License Agreement is hereby deleted in its entirety and in lieu of the following is added:


           "8.11 LICENSEE AND THIRD PARTY FACILITIES; INSPECTION OF FACILITIES. Licensee represents and warrants that Licensee and any manufacturers, contractors or suppliers ("Third Parties") utilized hereunder shall operate all facilities in accordance with the United States Federal Government's guidelines for Fair Labor Standards including but not limited to maintaining safe regulated working conditions and shall at no time employ minors in connection with the manufacture, sale, storage or distribution of Licensed Products. Licensee shall regularly, and not less than two (2) times per year, inspect the facilities it utilizes and those facilities utilized by Third Parties for compliance with this Provision and shall take all action necessary to cure any deficiencies. Licensee further agrees that it shall terminate any agreement with any third party found to be in default of the terms of this provision on three (3) separate inspections. Licensor and its duly authorized representatives shall have the right, during normal business hours and upon reasonable notice, to inspect all facilities utilized by Licensee, its contractors and suppliers in connection with the manufacture, sale, storage or distribution of Licensed Products, and to examine (i) the Licensed Products at all stages manufacture; (ii) the manufacturing facility, residential facilities (if any) and any manufacturing and/or residential facility; (iii) the books and records relating to employee wages, employee timecards, evidence of employee age, shipping documents, cutting reports and other documentation relating to the manufacture and shipment of the Licensed Products; and (iii) the books and records relating to the use of chemicals and dyestuffs in the fabrics, trims, garments and other


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           components of the Licensed Products manufactured hereunder."

      4. Exhibit D of the License Agreement is hereby replaced with a new Exhibit D, in the form as attached hereto and such other form as provided by Licensor from time to time.

      5. Except as modified hereby, all other paragraphs contained therein shall remain in full force and effect and nothing contained herein shall alter them in any way and are hereby in all respects ratified and confirmed.


      IN WITNESS WHEREOF, Licensor and Licensee have respectively signed this Amendment as of the date first written above.

TOMMY HILFIGER LICENSING, INC.      TOMMY HILFIGER EUROPE B.V.


By: /s/ Virginia M. Cleary          By: /s/ L. R. Onnink

Title: Assistant Secretary          Title: Director

Date: December 1, 1997              Date: 17 Nov. 1997